UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 7, 2004
                                                         ----------------

                               MAC WORLDWIDE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                                                333-97385 90-0002618
            (Commission File Number)     (IRS Employer Identification No.)

                1640 TERRACE WAY, WALNUT CREEK, CALIFORNIA 94596
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (732) 254-5385
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL YEAR.

On December 7, 2004, MAC Worldwide, Inc. (the "Registrant") filed with the Secretary of State of the State of Delaware an amendment to Registrant's Certificate of Incorporation ("Certificate") to increase Registrant's authorized shares from a total of 55,000,000 (50,000,000 common shares and 5,000,000 preferred) to a total of 225,000,000 shares of which 200,000,000 are common shares and 25,000,000 are preferred, all shares having a par value of $.001 per share.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

(3) Amendment to Certificate of Incorporation of Registrant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 7, 2004                      MAC WORLDWIDE, INC.


                                             By: /s/ Tony Cavallo
                                                 ---------------------
                                                 Tony Cavallo, CFO